Please file this Statement of Additional Information Supplement with your records.

WELLS FARGO VARIABLE TRUST

WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND

WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND

WELLS FARGO ADVANTAGE VT DISCOVERY FUNDSM

WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND

WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND

WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND

WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND

WELLS FARGO ADVANTAGE VT MONEY MARKET FUND

WELLS FARGO ADVANTAGE VT OPPORTUNITY FUNDSM

WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND

WELLS FARGO ADVANTAGE VT SMALL/MID CAP VALUE FUND

WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND

Supplement dated December 3, 2007, to the Statement of Additional Information dated May 1, 2007,

as previously supplemented October 1, 2007, August 15, 2007, June 28, 2007, and June 6, 2007.

This supplement contains important information about the Funds referenced above (the “Funds”).

All Funds

On November 7, 2007, the Board of Trustees (the “Board”) accepted the resignation of Dorothy A. Peters as Chief Compliance Officer of Wells Fargo Funds Trust (the “Trust”) and appointed Debra Ann Early as Chief Compliance Officer of the Trust effective as of November 30, 2007. As a result, the information regarding Dorothy A. Peters under the “Management - Trustees and Officers” section is deleted and replaced with the following:

Name, Age and Address	Position Held with Registrant/ Length of Service	Principal Occupation(s) During Past 5 Years	Other Public Company Or Investment Company Directorships

Debra Ann Early, 43	Chief Compliance Officer, since 2007

Chief Compliance Officer of Wells Fargo Funds

Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from July 2005 to November 2007. Chief Financial Officer of Parnassus Investments from December 2004 to November 2007. Senior Audit Manager, PricewaterhouseCoopers LLP from October 1998 to December 2004.

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